UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2012

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	001-33872	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street , Lititz, Pennsylvania	17543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Senior Notes Offering

On August 8, 2012, Susquehanna Bancshares, Inc. (“Susquehanna”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the several underwriters named therein (the “Underwriters”), that provided for the issuance and sale by Susquehanna, and the purchase by the Underwriters, of $150,000,000 aggregate principal amount of Susquehanna’s 5.375% Senior Notes due 2022 (the “Notes”). The Notes are registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-165349) filed by Susquehanna with the Securities and Exchange Commission on March 8, 2010. The terms of the Notes are governed by a senior debt indenture (the “Base Indenture”), dated August 13, 2012, between Susquehanna and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented and amended by a supplemental indenture thereto, dated August 13, 2012 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

On August 13, 2012, Susquehanna completed the offering of the Notes.

Copies of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the Form of Note are filed as Exhibits 1.1, 4.1, 4.2 and 4.3 hereto, respectively, and are incorporated by reference herein. The summaries of the Underwriting Agreement, the Indenture and the Notes in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1, 4.1, 4.2 and 4.3 to this Current Report on Form 8-K.

Announcement of Redemptions of Certain Securities

On August 13, 2012, Susquehanna issued a press release announcing that (i) it has submitted a notice to the trustee to redeem certain trust preferred securities on September 17, 2012 and (ii) it has submitted a notice to the trustee to redeem certain capital securities on September 18, 2012. A copy of the press release is filed as Exhibit 99.2 hereto, and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 8, 2012, by and between Susquehanna Bancshares, Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters named therein

4.1	Indenture, dated as of August 13, 2012, between Susquehanna Bancshares, Inc. and The New York Mellon Trust Company, N.A., as trustee

4.2	First Supplemental Indenture, dated as of August 13, 2012, between Susquehanna Bancshares, Inc. and The New York Mellon Trust Company, N.A., as trustee

4.3	Form of Note (included in Exhibit 4.2 above)

5.1	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Notes

99.1	Computation of Ratio of Earnings to Fixed Charges

99.2	Press Release, dated as of August 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC.

By:	/s/ Drew K. Hostetter
Drew K. Hostetter
Executive Vice President and Chief Financial Officer

Dated: August 13, 2012

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 8, 2012, by and between Susquehanna Bancshares, Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters named therein

4.1	Indenture, dated as of August 13, 2012, between Susquehanna Bancshares, Inc. and The New York Mellon Trust Company, N.A., as trustee

4.2	First Supplemental Indenture, dated as of August 13, 2012, between Susquehanna Bancshares, Inc. and The New York Mellon Trust Company, N.A., as trustee

4.3	Form of Note (included in Exhibit 4.2 above)

5.1	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Notes

99.1	Computation of Ratio of Earnings to Fixed Charges

99.2	Press Release, dated as of August 13, 2012